UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2010
BELK, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-26207	56-2058574

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 West Tyvola Road, Charlotte, North Carolina	28217-45000

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (704) 357-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 1, 2010, Belk, Inc. filed a Current Report on 8-K with respect to the August 26, 2010 adoption of the 2011-2013 Stretch Incentive Plan (the “SIP”), a performance-based long term incentive plan in which the named executive officers are eligible to participate. The description inadvertently stated that any SIP award earned will be denominated in cash and settled in shares of class A common stock. The description should have stated that any SIP award earned will be denominated in cash and settled in shares of class B common stock.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELK, INC.
Date: September 2, 2010	By:	/s/ Ralph A. Pitts
Ralph A. Pitts, Executive Vice President,
General Counsel and Secretary